COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS

September 30, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	102.6%
APARTMENT	6.0%
Essex Property Trust, Inc.(a)(b)		37,575	$10,057,324
UDR, Inc.(a)(b)		166,457	6,202,188

			16,259,512

DATA CENTERS	12.0%
Digital Realty Trust, Inc.(a)		133,270	23,039,718
Equinix, Inc.(a)(b)		12,533	9,816,347

			32,856,065

FREE STANDING	3.7%
Agree Realty Corp.(a)(b)		100,002	7,104,142
Essential Properties Realty Trust, Inc.(a)(b)		89,618	2,667,032
NETSTREIT Corp.(a)(b)		22,650	409,059

			10,180,233

GAMING	1.0%
VICI Properties, Inc., Class A(a)(b)		83,420	2,720,326

HEALTH CARE	18.1%
CareTrust REIT, Inc.(b)		125,824	4,363,576
Healthcare Realty Trust, Inc., Class A(a)(b)		313,198	5,646,960
Omega Healthcare Investors, Inc.(a)(b)		98,390	4,154,026
Welltower, Inc.(a)		198,315	35,327,834

			49,492,396

HOTEL	3.7%
Host Hotels & Resorts, Inc.(a)(b)		591,324	10,064,334

INDUSTRIALS	8.0%
Americold Realty Trust, Inc.(a)(b)		84,652	1,036,140
EastGroup Properties, Inc.(a)		41,703	7,058,650
Prologis, Inc.(a)		120,042	13,747,210

			21,842,000

MANUFACTURED HOME	5.0%
Equity LifeStyle Properties, Inc.(b)		81,435	4,943,105
Sun Communities, Inc.(a)(b)		67,726	8,736,654

			13,679,759

OFFICE	3.7%
BXP, Inc.(a)(b)		54,708	4,066,993
Cousins Properties, Inc.(b)		49,665	1,437,305
Highwoods Properties, Inc.(a)(b)		23,821	757,984
Hudson Pacific Properties, Inc.(a)(c)(d)		280,114	773,115
Kilroy Realty Corp.(a)(b)		74,501	3,147,667

			10,183,064

REGIONAL MALL	2.4%
Simon Property Group, Inc.(a)		34,346	6,445,714

		Shares	Value
SELF STORAGE	6.2%
Extra Space Storage, Inc.(a)(b)		74,118	$10,446,191
National Storage Affiliates Trust(a)		43,005	1,299,611
Public Storage(a)(b)		17,906	5,172,148

			16,917,950

SHOPPING CENTER	3.5%
Kimco Realty Corp.(a)(b)		74,465	1,627,060
Kite Realty Group Trust(a)(b)		306,473	6,834,348
SITE Centers Corp.(a)		115,697	1,042,430

			9,503,838

SINGLE FAMILY HOMES	5.7%
American Homes 4 Rent, Class A(a)(b)		118,675	3,945,944
Invitation Homes, Inc.(a)(b)		394,400	11,567,752

			15,513,696

SPECIALTY	4.2%
Iron Mountain, Inc.(a)(b)		50,504	5,148,378
Outfront Media, Inc.(a)(b)		346,158	6,341,614

			11,489,992

TELECOMMUNICATIONS	15.8%
American Tower Corp.(a)(b)		97,939	18,835,629
Crown Castle, Inc.(a)(b)		219,567	21,186,020
SBA Communications Corp., Class A(a)(b)		15,518	3,000,405

			43,022,054

TIMBERLAND	3.6%
Rayonier, Inc.(a)(b)		285,054	7,565,333
Weyerhaeuser Co.(a)(b)		96,838	2,400,614

			9,965,947

TOTAL COMMON STOCK (Identified cost—$249,864,270)			280,136,880

EXCHANGE-TRADED FUNDS	0.6%
CORPORATE BONDS	0.6%
Invesco Preferred ETF, Class INC(a)(b)		108,886	1,263,078
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)		4,018	447,886

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$1,648,340)			1,710,964

PREFERRED SECURITIES—EXCHANGE-TRADED	9.3%
BANKING	2.0%
Bank of America Corp., 4.375%, Series NN(a)(e)		20,000	371,600
Bank of America Corp., 5.00%, Series LL(a)(e)		20,000	426,400
Bank of America Corp., 5.375%, Series KK(a)(e)		5,931	135,583
Bank of America Corp., 5.875%, Series HH(a)(e)		41,000	1,029,100
Brookfield Finance I U.K. PLC, 4.50% (Canada)(e)		4,176	65,354
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(a)		30,000	478,500
Wells Fargo & Co., 4.70%, Series AA(a)(e)		50,000	979,500
Wells Fargo & Co., 4.75%, Series Z(a)(e)		31,919	630,081

		Shares	Value
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(e)		1,131	$1,395,982

			5,512,100

BROKERAGE	1.2%
Morgan Stanley, 5.85%, Series K(a)(e)		38,838	951,143
Morgan Stanley, 6.375%, Series I(a)(e)		41,254	1,032,588
Morgan Stanley, 6.50%, Series P(a)(e)		17,961	458,005
Morgan Stanley, 6.625%, Series Q(a)(e)		2,841	73,610
Morgan Stanley, 6.875%, Series F(a)(e)		25,000	628,750

			3,144,096

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.50%, Series 4(a)(e)		34,342	880,872

DIVERSIFIED	0.2%
DigitalBridge Group, Inc., 7.125%, Series J(a)(e)		14,993	330,146
DigitalBridge Group, Inc., 7.15%, Series I(a)(e)		11,976	267,065

			597,211

FINANCE	0.7%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(f)		19,840	520,602
Brookfield Oaktree Holdings LLC, 6.625%, Series A(a)(e)		25,216	553,743
Carlyle Finance LLC, 4.625%, due 5/15/61(a)		4,165	74,887
KKR & Co., Inc., 6.875%, due 6/1/65, Series T		11,394	295,674
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		20,000	516,400

			1,961,306

INDUSTRIALS	0.0%
Rexford Industrial Realty, Inc., 5.875%, Series B(a)(e)		3,039	70,809

INSURANCE	0.6%
Allstate Corp., 7.375%, Series J(a)(e)		327	8,662
American Financial Group, Inc., 5.125%, due 12/15/59(a)		6,096	124,907
American Financial Group, Inc., 5.875%, due 3/30/59(a)		19,617	451,387
Athene Holding Ltd., 4.875%, Series D(a)(e)		24,721	449,428
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(e)(f)		11,128	283,208
Equitable Holdings, Inc., 4.30%, Series C(a)(e)		12,713	223,495
Lincoln National Corp., 9.00%, Series D(a)(e)		5,099	135,990

			1,677,077

MORTGAGE	0.2%
Annaly Capital Management, Inc., 8.875%, Series J(a)(e)		15,000	391,350

SELF STORAGE	1.6%
Public Storage, 4.00%, Series P(a)(e)		58,968	1,018,967
Public Storage, 4.00%, Series R(a)(e)		25,865	441,516
Public Storage, 4.125%, Series M(e)		25,115	440,266
Public Storage, 4.625%, Series L(a)(e)		31,956	627,296
Public Storage, 4.70%, Series J(a)(e)		30,712	612,397
Public Storage, 4.75%, Series K(a)(e)		9,086	185,718
Public Storage, 4.875%, Series I(e)		20,000	418,000
Public Storage, 5.15%, Series F(a)(e)		20,000	456,400

			4,200,560

SHOPPING CENTER	0.3%
CTO Realty Growth, Inc., 6.375%, Series A(a)(e)		20,235	431,007

		Shares	Value
Regency Centers Corp., 6.25%, Series A(a)(e)		16,344	$397,650

			828,657

TELECOMMUNICATION SERVICES	1.3%
AT&T, Inc., 4.75%, Series C(a)(e)		84,754	1,688,300
AT&T, Inc., 5.00%, Series A(a)(e)		77,972	1,633,513
T-Mobile USA, Inc., 5.50%, due 6/1/70(a)		14,316	324,257

			3,646,070

UTILITIES	0.9%
Algonquin Power & Utilities Corp., 8.76% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(a)(g)		25,000	637,500
CMS Energy Corp., 5.875%, due 10/15/78(a)		20,000	475,600
DTE Energy Co., 6.25%, due 10/1/85, Series H		30,400	771,856
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U(a)		14,802	381,151
Southern Co., 6.50%, due 3/15/85(a)		9,126	235,360

			2,501,467

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$25,538,718)			25,411,575

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	35.0%
BANKING	18.5%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a)(e)(f)		400,000	390,197
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(e)(f)		300,000	277,006
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(e)(f)(h)		400,000	446,944
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(e)(f)(h)(i)		EUR 400,000	496,690
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(e)(f)(h)		600,000	661,990
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(e)(f)(h)		400,000	448,769
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(e)(f)(h)		600,000	724,514
Bank of America Corp., 5.518% to 10/25/34, due 10/25/35(a)(f)		500,000	512,349
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(e)(f)		206,000	208,557
Bank of America Corp., 6.25% to 7/26/30, Series UU(a)(e)(f)		560,000	567,659
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(e)(f)		883,000	919,745
Bank of Montreal, 7.70% to 5/26/29, due 5/26/84 (Canada)(a)(f)		800,000	851,091
Bank of Nova Scotia, 6.875% to 10/27/35, due 10/27/85 (Canada)(f)		400,000	399,808
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(f)		600,000	644,843
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(f)		200,000	212,823
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(a)(e)(f)(h)		400,000	424,306
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(e)(f)(h)		400,000	423,953
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(e)(f)(h)(i)		GBP 400,000	567,245
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(e)(f)(h)(i)		GBP 200,000	283,573
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(e)(f)(h)		GBP 200,000	291,386
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(e)(f)(h)		1,400,000	1,591,901
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(e)(f)(h)(j)		600,000	628,520
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(e)(f)(h)(j)		400,000	424,701
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(e)(f)(h)(j)		1,200,000	1,294,386
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(e)(f)(h)(j)		800,000	855,762
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(e)(f)(h)(j)		600,000	646,535
CaixaBank SA, 6.25% to 7/24/32 (Spain)(e)(f)(h)(i)		EUR 400,000	491,893

		Principal Amount*	Value
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(e)(f)		517,000	$511,756
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(e)(f)		1,375,000	1,292,064
Citigroup Capital III, 7.625%, due 12/1/36(a)		725,000	807,263
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(e)(f)		880,000	886,616
Citigroup, Inc., 6.875% to 8/15/30, Series GG(a)(e)(f)		1,000,000	1,031,647
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(e)(f)		1,650,000	1,696,707
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(e)(f)		690,000	733,894
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(e)(f)		1,800,000	1,892,279
Commerzbank AG, 7.50% to 10/9/30 (Germany)(e)(f)(h)(i)		400,000	420,701
Cooperatieve Rabobank UA, 6.50% (Netherlands)(e)(i)		EUR 300,000	406,015
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(e)(f)(h)(i)		GBP 400,000	573,678
Credit Agricole SA, 7.125% to 9/23/35 (France)(e)(f)(h)(j)		800,000	817,702
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(c)(e)(h)(j)(k)		400,000	38,000
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(e)(f)(h)(i)		EUR 600,000	770,326
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(e)(f)(h)(i)		EUR 400,000	510,024
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a)(e)(f)(h)		800,000	804,074
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(e)(f)(h)(i)		700,000	742,437
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(e)(f)(h)(i)		1,000,000	1,086,683
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(e)(f)		574,000	605,353
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(e)(f)(h)		800,000	866,369
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(e)(f)(h)		600,000	676,413
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(e)(f)		321,000	323,809
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(e)(f)		841,000	855,965
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(a)(f)		800,000	792,946
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)(f)		700,000	722,825
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(e)(f)(h)(j)		700,000	705,795
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(e)(f)(h)(j)		600,000	629,566
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(e)(f)(h)(j)		400,000	429,438
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(e)(f)(h)(j)		500,000	554,621
State Street Corp., 6.70% to 9/15/29, Series J(a)(e)(f)		745,000	779,280
Swedbank AB, 7.75% to 3/17/30 (Sweden)(e)(f)(h)(i)		800,000	861,408
Toronto-Dominion Bank, 6.35% to 10/31/30, due 10/31/85 (Canada)(f)		500,000	501,772
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)(f)		600,000	632,376
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(f)		800,000	846,641
Truist Financial Corp., 6.669% to 3/1/26, Series N(a)(e)(f)		1,750,000	1,760,085
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(e)(f)(h)(j)		700,000	724,460
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(a)(e)(f)(h)(j)		600,000	612,275
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(a)(e)(f)(h)(j)		600,000	648,552
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(e)(f)(h)(j)		1,000,000	1,105,694
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(e)(f)(h)(j)		1,000,000	1,192,312
Wells Fargo & Co., 6.85% to 9/15/29(a)(e)(f)		650,000	684,222
Wells Fargo & Co., 7.625% to 9/15/28(a)(e)(f)		2,140,000	2,293,705

			50,514,894

BROKERAGE	0.8%
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(e)(f)		724,000	769,406
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(e)(f)		1,403,000	1,483,048

			2,252,454

ENERGY	0.8%
BP Capital Markets PLC, 6.45% to 12/1/33(a)(e)(f)		750,000	801,768

		Principal Amount*	Value
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(f)		600,000	$595,785
Phillips 66 Co., 6.20% to 12/15/35, due 3/15/56, Series B(f)		700,000	702,534

			2,100,087

FINANCE	0.3%
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(f)(j)		200,000	197,081
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(e)(f)(h)		500,000	518,193

			715,274

HEALTH CARE	0.3%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(a)(f)		750,000	788,582

INSURANCE	2.2%
Athene Holding Ltd., 6.875% to 3/28/35, due 6/28/55(a)(f)		325,000	333,262
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(e)(f)(j)		600,000	624,136
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(a)(f)		610,000	636,354
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(f)(j)		638,000	628,596
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(a)(f)(j)		420,000	445,095
MetLife Capital Trust IV, 7.875%, due 12/15/37(j)		250,000	280,033
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(f)		350,000	375,054
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(f)		300,000	323,860
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(f)		154,000	161,787
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Bermuda)(i)		300,000	320,386
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(e)(f)(j)		600,000	616,928
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(e)(f)		1,000,000	1,063,749
Zurich Finance Ireland Designated Activity Co., 3.00% to 1/19/31, due 4/19/51 (Switzerland)(f)(i)		400,000	362,881

			6,172,121

PIPELINES	4.1%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)(f)		750,000	758,663
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(f)		386,000	409,939
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(f)		2,170,000	2,338,841
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(f)		1,445,000	1,656,194
Energy Transfer LP, 6.625% to 2/15/28, Series B(a)(e)(f)		546,000	545,707
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(e)(f)		1,716,000	1,776,424
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)(f)		800,000	850,066
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(a)(f)		700,000	731,896
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(f)		700,000	695,222
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(f)		880,000	873,328
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(e)(f)(j)		730,000	723,999

			11,360,279

SHOPPING CENTER	0.1%
Unibail-Rodamco-Westfield SE, 4.875% to 7/4/30 (France)(e)(f)(i)		EUR 200,000	241,278

TELECOMMUNICATION SERVICES	1.5%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(a)(f)		500,000	519,390
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(a)(f)		750,000	784,606
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(a)(f)		600,000	617,874
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(a)(f)		930,000	981,672
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(f)		210,000	196,792
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(a)(f)		1,201,000	948,480

			4,048,814

		Principal Amount*	Value
UTILITIES	6.4%
AES Corp., 7.60% to 10/15/29, due 1/15/55(a)(f)		700,000	$726,657
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(f)		2,075,000	2,026,320
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(a)(f)(j)		700,000	725,251
American Electric Power Co., Inc., 5.80% to 12/15/30, due 3/15/56, Series C(f)		490,000	489,508
American Electric Power Co., Inc., 6.05% to 12/15/35, due 3/15/56, Series D(f)		500,000	501,953
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(a)(f)		477,000	517,427
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(a)(f)		500,000	521,905
CMS Energy Corp., 3.75% to 9/1/30, due 12/1/50(a)(f)		500,000	462,345
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(e)(f)		700,000	691,265
Dominion Energy, Inc., 6.20% to 11/15/35, due 2/15/56(a)(f)		625,000	629,667
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(f)		900,000	932,691
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(f)		1,040,000	1,089,114
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(f)		450,000	452,896
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(f)		500,000	523,352
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(a)(f)		833,000	874,861
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(a)(f)		1,000,000	1,025,885
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(f)		600,000	636,169
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(f)		350,000	362,597
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(f)		1,000,000	1,078,121
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(f)		1,425,000	1,390,049
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(f)		958,000	980,230
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(f)		728,000	755,325

			17,393,588

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$91,026,687)			95,587,371

CORPORATE BONDS	0.7%
OFFICE	0.4%
Hudson Pacific Properties LP, 3.25%, due 1/15/30		600,000	515,832
Hudson Pacific Properties LP, 5.95%, due 2/15/28		500,000	493,443

			1,009,275

REGIONAL MALL	0.3%
Simon Property Group LP, 5.85%, due 3/8/53(a)		700,000	727,183

TOTAL CORPORATE BONDS (Identified cost—$1,716,529)			1,736,458

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.5%
Hudson Pacific Properties, Inc., exercise price $0.01(c)(l)		492,325	1,353,894

TOTAL WARRANTS (Identified cost—$1,092,961)			1,353,894

SHORT-TERM INVESTMENTS	2.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.07%(m)		2,760,042	2,760,042

		Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.09%(m)		2,761,000	$2,761,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,521,042)			5,521,042

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$376,408,547)	150.7%		411,458,184
WRITTEN OPTION CONTRACTS (Premiums received—$849,639)	(0.2)		(551,030)
LIABILITIES IN EXCESS OF OTHER ASSETS	(50.5)		(137,876,335)

NET ASSETS	100.0%		$273,030,819

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(n)	Premiums Received	Value
Call — iShares U.S. Real Estate ETF	$98.00	10/17/25	(4,070)	$(39,511,560)	$(430,039)	$(321,530)
Call — iShares U.S. Real Estate ETF	99.00	10/17/25	(4,500)	(43,686,000)	(419,600)	(229,500)
			(8,570)	$(83,197,560)	$(849,639)	$(551,030)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate	Fixed Rate Pay/ Receive	Fixed Payment Frequency	Floating Rate (resets daily)		Floating Rate Pay/ Receive	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$37,000,000	2.201%	Pay	Monthly	4.240	%(o)	Receive	Monthly	10/1/25	$65,223	$—	$65,223
14,500,000	2.360%	Pay	Monthly	4.240	%(o)	Receive	Monthly	12/18/25	60,952	—	60,952
37,000,000	1.957%	Pay	Monthly	4.240	%(o)	Receive	Monthly	3/1/26	365,491	—	365,491
37,000,000	1.557%	Pay	Monthly	4.240	%(o)	Receive	Monthly	3/1/27	1,058,246	—	1,058,246
25,000,000	3.655%	Pay	Monthly	4.240	%(o)	Receive	Monthly	9/15/28	(254,433)	—	(254,433)
25,000,000	3.588%	Pay	Monthly	4.240	%(o)	Receive	Monthly	9/15/28	(205,629)	—	(205,629)

									$1,089,850	$—	$1,089,850

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	3,301,824	USD	3,861,384	10/27/25	$(21,022)
Brown Brothers Harriman	GBP	1,261,671	USD	1,684,167	10/27/25	(12,889)
Brown Brothers Harriman	USD	497,145	EUR	422,751	10/27/25	(59)
						$(33,970)

Glossary of Portfolio Abbreviations

ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$280,136,880	$—	$—	$280,136,880
Exchange-Traded Funds	1,710,964	—	—	1,710,964
Preferred Securities—Exchange-Traded	25,411,575	—	—	25,411,575
Preferred Securities—Over-the-Counter	—	95,587,371	—	95,587,371
Corporate Bonds	—	1,736,458	—	1,736,458
Warrants	—	1,353,894	—	1,353,894
Short-Term Investments	—	5,521,042	—	5,521,042

Total Investments in Securities(p)	$307,259,419	$104,198,765	$—	$411,458,184

Interest Rate Swap Contracts	$—	$1,549,912	$—	$1,549,912

Total Derivative Assets(p)	$—	$1,549,912	$—	$1,549,912

Forward Foreign Currency Exchange Contracts	$—	$(33,970)	$—	$(33,970)
Interest Rate Swap Contracts	—	(460,062)	—	(460,062)
Written Option Contracts	(551,030)	—	—	(551,030)

Total Derivative Liabilities(p)	$(551,030)	$(494,032)	$—	$(1,045,062)

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $294,920,499 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $60,277,586 in aggregate has been pledged as collateral.
(c)	Non–income producing security.
(d)	Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $624,654.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed–rate coupon period.
(g)	Variable rate. Rate shown is in effect at September 30, 2025.
(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $25,991,789 which represents 9.5% of the net assets of the Fund (6.3% of the managed assets of the Fund).

(i)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $8,135,218 which represents 3.0% of the net assets of the Fund, of which 0.0% are illiquid.

(j)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $15,549,438 which represents 5.7% of the net assets of the Fund, of which 0.0% are illiquid.

(k)	Security is in default.
(l)

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $1,092,962. These warrants do not have a stated expiration date.

(m)	Rate quoted represents the annualized seven–day yield.
(n)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(o)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2025.
(p)	Portfolio holdings are disclosed individually on the Schedule of Investments.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940 (the 1940 Act). As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of September 30, 2025 are disclosed in the Fund’s Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.